UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      June 6, 2006
NORTEL NETWORKS CORPORATION
(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA            L6T 5P6
(Address of principal executive offices)            (Zip Code)
Registrant’s telephone number, including area code      905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition
On June 6, 2006, the registrant issued a press release concerning its financial results for the first quarter 2006, including a financial status update and other related matters. Such press release is attached hereto as Exhibit 99.1 and furnished in accordance with Item 2.02 of Form 8-K.
Item 8.01.     Other Events.
The registrant also announced on June 6, 2006 that it and its principal operating subsidiary Nortel Networks Limited (NNL) have filed their unaudited financial statements for the first quarter of 2006 prepared in accordance with accounting principles generally accepted in the United States and related Quarterly Reports on Form 10-Q and corresponding Canadian filings.
Financial Reporting Obligations; Stock Exchanges; Debt Securities; Credit and Support Facilities
With the filing by the registrant and NNL of their Quarterly Reports on Form 10-Q for the first quarter of 2006 and corresponding Canadian filings, the registrant and NNL are now current with their financial reporting obligations. With the delivery of the filings to the New York and Toronto stock exchanges, and their subsequent delivery to shareholders, the registrant and NNL will be in compliance with stock exchange listing requirements and their financial statement delivery obligations under applicable securities laws.
With the delivery of these filings to the indenture trustees, the registrant and NNL will also be in compliance with their obligations under their public debt indentures. As previously announced, the registrant and NNL have obtained waivers under Nortel’s US$1.3 billion one-year credit facility and NNL has obtained a waiver from Export Development Canada (EDC) of all remaining defaults and breaches under the EDC performance-based support facility. With the delivery of the first quarter of 2006 filings, the registrant and NNL are in compliance with their obligations under the credit and support facilities.
OSC Bi-Weekly Updates; Management Cease Trade Orders
The June 6, 2006 announcements serve as a status update by the registrant and NNL pursuant to the alternate information guidelines of the Ontario Securities Commission (OSC). The registrant and NNL reported that there have been no material developments from prior status updates, with the exception of the matters described herein. As previously announced, the OSC issued an order prohibiting certain directors and officers and certain current and former employees of the registrant and NNL from trading in securities of the registrant and NNL. Two other Canadian securities commissions issued similar orders. Now that the registrant and NNL are current in their financial reporting obligations for the first quarter of 2006, the registrant and NNL will be applying to have the management cease trade orders revoked and will cease reporting under the OSC’s alternate information guidelines.
Item 9.01.     Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release issued by the registrant on June 6, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ Peter W. Currie
Peter W. Currie
Executive Vice-President and Chief Financial Officer

By:	/s/ Anna Ventresca
Anna Ventresca
Assistant Secretary

Dated: June 6, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the registrant on June 6, 2006.

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